D O D G E & C O X                              D O D G E & C O X
-----------------                              -----------------
Stock Fund
                                                   Stock Fund
                                                Established 1965

                                               -----------------
                                               -----------------
Investment Managers
     Dodge & Cox
One Sansome Street
      35th Floor
     San Francisco,
California 94104-4443
    (415) 981-1710


For Fund literature and
information, please visit the
Funds' web site at:
www.dodgeandcox.com
or write or call:

     Dodge & Cox Funds
c/o Boston Financial Data Services
      P.O. Box 9051
         Boston,
Massachusetts 02205-9051
     (800) 621-3979
-----------------

  This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors                      First Quarter Report
in the Fund unless it is                          March 31, 1999
accompanied by a current
prospectus.                                           1999
-----------------                              ------------------
                                               ------------------
                                               ------------------

                               D o d g e & C o x
--------------------------------------------------------------------------------
                                  Stock Fund


To Our Shareholders
--------------------------------------------------------------------------------

As we discussed in some detail in our year-end shareholder letter, stock market results in 1998 were driven by a relatively small group of very large companies with high valuations, generating investment returns well in excess of the market averages. January proved to be a continuation of 1998's dynamics, with the high valuation "growth stocks" continuing to lead the market. However, change can occur quickly. In spite of the weak relative performance for January, improvement in February and March brought the Fund's return nearly even with the Standard & Poor's 500 Index (S&P 500) for the first quarter. During the quarter ended March 31, 1999, the Dodge & Cox Stock Fund had a total return of 4.5%, compared with a 5.0% return for the S&P 500. The Fund's total return for the twelve months ended March 31 was 0.4%, continuing to reflect the difficult environment in 1998 for our value-oriented investment approach, while the total return for the S&P 500 was 18.4%. Longer-term results are listed on page three of this report. On March 31, total net assets in the Fund were $4.2 billion with approximately 98% of these assets invested in stocks and 2% invested in cash equivalents.

Areas of the Fund that contributed strongly to its first quarter return included consumer durables, retail and transportation stocks. Particularly strong individual contributors included General Motors, Citigroup, Motorola and Union Pacific. Four energy stocks in the Fund were each up more than 25% in the quarter. Stock selection was a major positive factor in the consumer products area, as the Fund's holdings in this industry (led by Sony) performed much better than those in the S&P 500 sector. Holdings that were weak performers included electric/gas utilities, insurance/financial services and capital equipment stocks.

Risk and Opportunity

We believe that significant risk and opportunity exist side by side in the current equity market. Results for the S&P 500 in the past few years have been propelled by the largest growth stock speculation we have ever seen, and therein lies the danger. Almost 60% of the market capitalization of the S&P 500 now has an average price-to-earnings (P/E) multiple in excess of 40, which has raised the overall market P/E to its current level of 34. In comparison, the market's historical P/E multiple typically has been in the 15 to 20 range, even during periods of solid economic growth and low inflation such as we are experiencing now. In addition, these historically high valuations are based on earnings which themselves are at historic highs, i.e., net profit margins averaging 10% for the high-valuation companies. In order for these companies to be good investments at the current valuation multiples, an investor has to assume a continuation of extremely rapid growth rates for sales and earnings in the coming five to ten years. Who can reliably forecast that far into the future, particularly in the current era of rapid technological change and vigorous free-market competition? Using as an analogy our winding California coast highway at dusk, we sense that investors in this growth stock mania are "out-driving" their headlights as the road curves, and fog descends. It will come as no surprise that the Fund's portfolio includes only a few companies in this high-valuation area. There is no question that many of these will continue to be very successful companies, but we believe that at current prices, many have become risky as investments.

In contrast, we believe that investment opportunity lies in a broad swath of strong companies whose profits are currently depressed due to the weak global economy, yet which have the potential for earnings recovery in the future. As we have discussed in previous letters, many companies that appear to us to be attractive investments can be characterized as industrial or basic materials companies with broad exposure to the global economy. Due to the near-term uncertainty of when (and to what degree) profitability will improve, many of these companies, in our opinion, still possess reasonable valuations (and in many cases, quite low relative valuations). P/E multiples for many of the companies in this lower-valuation tier are in a range of 15 to 25. Nearly 80% of the Fund's portfolio is in this

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D o d g e & C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

--------------------------------------------------------------------------------

lower tier of the "two-tier" market. In our view, most investors appear to be focused on the near term, i.e., the difficult operating environment that the companies currently face, without taking into consideration the potential for long-term profitability.

While we believe there is opportunity in the above-described industrial with global growth potential, there are a number of other investment themes at work in the Fund's portfolio as well. Technology and the declining cost of computing power continues to drive growth and change across the economic landscape. Opportunities to harness the power of these technological advances are not limited to companies in the "technology industry" per se, but are available to any who can creatively employ technology to better operate their businesses, distribute or market their products, reduce costs and add value to their customers. As investors, we continually seek management teams who are creatively using technology to enhance their profitability and hence, increase shareholder value. While the "electronics and computer" component of the Fund's portfolio is reported as 9.8%, that weighting is an understatement of the broad effects of technological change embedded in the portfolio. The Fund is invested in many companies--which may be categorized in media (News Corp.), transportation (FDX Corp.), or banks (Wells Fargo), to name just a few--yet which are all taking advantage of the opportunity created by technological progress in computers and communications.

In Closing

In the midst of a market with speculative elements--with equity valuations that, to our knowledge, have no historical precedent (for example, the internet stocks)--one has to remain patient. We believe there are significant opportunities in the current market for the value-oriented investor. Our investment team and investment approach remain the same--thorough fundamental analysis, combined with a strong price discipline and a long-term time horizon. We are holding to the principles that have served our clients well for decades.

We appreciate your continued investment in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.


                                        For the Board of Trustees,

                                        /s/ Harry R. Hagey
                                        -------------------------
April 30, 1999                          Harry R. Hagey, Chairman



                                        /s/ John A. Gunn
                                        -------------------------
                                        John A. Gunn, President

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D o d g e & C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund


Objective        The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund invests primarily in a broadly diversified and carefully selected portfolio of common stocks. In selecting investments, the Fund invests in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. Future earnings and dividends are major considerations in selecting companies. Companies are also selected with an emphasis on financial strength and sound economic background.

Ten Years of Investment Performance                     through March 31, 1999
------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                     STOCK FUND       S&P 500
                                     ----------       ---------
04/01/1989                             $10,000          $10,000
03/31/1990                             $11,807          $11,928
03/31/1991                             $12,893          $13,643
03/31/1992                             $14,000          $15,149
03/31/1993                             $16,543          $17,454
03/31/1994                             $18,031          $17,712
03/31/1995                             $20,935          $20,467
03/31/1996                             $27,064          $27,036
03/31/1997                             $31,905          $32,395
03/31/1998                             $43,878          $47,936
03/31/1999                             $44,040          $56,777


Average annual total return for
periods ended March 31, 1999         1 Year    5 Years    10 Years   20 Years
------------------------------------------------------------------------------
Dodge & Cox Stock Fund               0.40%     19.55%      15.98%      16.88%
S&P 500                             18.44      26.24       18.97       17.62

The chart covers the period from April 1, 1989 to March 31, 1999. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the S&P 500 Index. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The Fund's total returns include the reinvestment of dividend and capital gain distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D o d g e & C o x
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                  Stock Fund


Fund Information                                                March 31, 1999
------------------------------------------------------------------------------

General Information
------------------------------------------------------------------------------
Net Asset Value Per Share                                             $93.17
Total Net Assets (millions)                                           $4,152
1998 Expense Ratio                                                      0.57%
1998 Portfolio Turnover                                                   19%
30 Day SEC Yield/1/                                                     1.47%
Fund Inception Date                                                     1965

Investment Manager:  Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge
& Cox is 21 years.

Asset Allocation
------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                 98.1%
Short-Term Investments:                                                  1.9%

Stock Characteristics
------------------------------------------------------------------------------
Number of Stocks                                                          75
Median Market Capitalization                                    $7.3 billion
Price to Earnings Ratio/2/                                              20.1x
Price to Book Value                                                      2.3x
Foreign Stocks/3/(as percentage of Fund)                                  12%

Ten Largest Stock Holdings                                           % of Fund
------------------------------------------------------------------------------
General Motors                                                           3.2
FDX Corp.                                                                3.1
Union Pacific                                                            3.0
Pharmacia & Upjohn                                                       2.9
Kmart                                                                    2.8
Motorola                                                                 2.8
Alcoa                                                                    2.7
Citigroup                                                                2.6
Dow Chemical                                                             2.2
News Corp. Ltd., ADR                                                     2.2

Ten Largest Sectors                                                  % of Fund
------------------------------------------------------------------------------
Energy                                                                  12.3
Electronics & Computer                                                   9.8
Banking                                                                  9.0
Consumer Products                                                        7.4
Transportation                                                           7.4
Retail & Distribution                                                    6.2
Consumer Durables                                                        6.1
Insurance & Financial Services                                           5.4
Capital Equipment                                                        5.2
Metals & Mining                                                          4.8

1 An annualization of the Fund's total net investment income per share for the
  30-day period ended on the last day of the month.
2 Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
3 All U.S. Dollar-denominated.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                               D o d g e & C o x
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                  Stock Fund

Portfolio of Investments                                        March 31, 1999
------------------------------------------------------------------------------
                                                            Percentage of Fund
COMMON STOCKS:                                                           95.9%

CONSUMER:                                                                21.5%
CONSUMER PRODUCTS:                                                        7.4%
        Matsushita Electric Industrial Co., Ltd. ADR................      2.1
        Sony Corp. ADR..............................................      2.1
        Fort James Corp.............................................      1.4
        Bausch & Lomb, Inc..........................................      1.1
        Dole Food Co., Inc..........................................      0.7

RETAIL AND DISTRIBUTION:                                                  6.2%
        Kmart Corp..................................................      2.8
        Nordstrom, Inc..............................................      1.4
        Genuine Parts Co............................................      1.1
        Dillard's, Inc. Class A.....................................      0.8
        Fleming Cos., Inc...........................................      0.1

CONSUMER DURABLES:                                                        6.1%
        General Motors Corp.........................................      3.2
        Whirlpool Corp..............................................      1.5
        Ford Motor Co...............................................      1.4

MEDIA, PRINTING, AND ENTERTAINMENT:                                       1.8%
        R.R. Donnelley & Sons Co....................................      1.3
        Dow Jones & Co..............................................      0.5

BASIC INDUSTRY:                                                          14.7%
METALS AND MINING:                                                        4.8%
        Alcoa, Inc..................................................      2.7
        Rio Tinto PLC...............................................      2.0
        Rio Tinto Ltd...............................................      0.1

PAPER AND FOREST PRODUCTS:                                                4.5%
        Weyerhaeuser Co.............................................      1.6
        Champion International Corp.................................      1.5
        International Paper Co......................................      0.9
        Boise Cascade Corp..........................................      0.5

CHEMICALS:                                                                4.5%
        Dow Chemical Co.............................................      2.2
        Eastman Chemical Co.........................................      0.8
        Union Carbide Corp..........................................      0.6
        Nalco Chemical Co...........................................      0.5
        Lubrizol Corp...............................................      0.2
        NOVA Chemicals Corp.........................................      0.2

GENERAL MANUFACTURING:                                                    0.9%
        Archer Daniels Midland Co...................................      0.9

FINANCE:                                                                 14.4%
BANKING:                                                                  9.0%
        Citigroup, Inc..............................................      2.6
        BankAmerica Corp............................................      1.8
        Golden West Financial Corp..................................      1.7
        Republic New York Corp......................................      1.7
        Wells Fargo & Co............................................      1.2

INSURANCE AND FINANCIAL SERVICES:                                         5.4%
        American Express Co.........................................      1.8
        The St. Paul Cos., Inc......................................      1.4
        Loews Corp..................................................      1.3
        Chubb Corp..................................................      0.9

ENERGY:                                                                  12.3%
        Amerada Hess Corp...........................................      1.8
        Phillips Petroleum Co.......................................      1.6
        Chevron Corp................................................      1.6
        Unocal Corp.................................................      1.5
        Baker Hughes, Inc...........................................      1.4
        Occidental Petroleum Corp...................................      1.4
        Union Pacific Resources Group, Inc..........................      1.1
        Royal Dutch Petroleum Co....................................      1.0
        Schlumberger Ltd............................................      0.9

ELECTRONICS AND COMPUTER:                                                 9.8%
        Motorola, Inc...............................................      2.8
        NCR Corp....................................................      1.8
        Electronic Data Systems.....................................      1.8
        Hewlett-Packard Co..........................................      1.8
        Adobe Systems, Inc..........................................      0.6
        National Semiconductor Corp.................................      0.6
        Storage Technology Corp. ...................................      0.2
        Sybase, Inc.................................................      0.2

TRANSPORTATION:                                                           7.4%
        FDX Corp....................................................      3.1
        Union Pacific Corp..........................................      3.0
        Canadian Pacific Ltd........................................      1.3

CAPITAL EQUIPMENT:                                                        5.2%
        Deere & Co..................................................      1.9
        Lockheed Martin Corp........................................      1.3
        Caterpillar, Inc............................................      1.2
        Fluor Corp..................................................      0.8

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                               D o d g e & C o x
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                  Stock Fund

Portfolio of Investments                                        March 31, 1999
------------------------------------------------------------------------------
                                                            Percentage of Fund
COMMON STOCKS (Continued)

ELECTRIC AND GAS UTILITIES:                                               4.0%
        Central & South West Corp.......................................  1.2
        Texas Utilities Co..............................................  0.9
        FPL Group, Inc..................................................  0.8
        Wisconsin Energy Corp...........................................  0.8
        TransCanada PipeLines Ltd.......................................  0.3

HEALTHCARE AND PHARMACEUTICAL:                                            3.2%
        Pharmacia & Upjohn, Inc.........................................  2.9
        First Health Group Corp.........................................  0.3

DIVERSIFIED TECHNOLOGY:                                                   2.9%
        Corning, Inc....................................................  1.0
        Xerox Corp......................................................  1.0
        Raychem Corp....................................................  0.7
        Unova, Inc......................................................  0.2

REAL ESTATE INVESTMENT TRUST:                                             0.5%
        Equity Residential Properties Trust.............................  0.5

PREFERRED STOCKS:                                                         2.2%

CONSUMER:                                                                 2.2%
        News Corp. Ltd., Limited Voting Ordinary Shares ADR.............  2.2


SHORT-TERM INVESTMENTS:                                                   1.7%


OTHER ASSETS LESS LIABILITIES:                                            0.2%


TOTAL NET ASSETS:                                                       100.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               D o d g e & C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

Officers and Trustees
--------------------------------------------------------------------------------
Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

W. Timothy Ryan, Treasurer, Secretary & Trustee
Senior Vice President,Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Frank H. Roberts, Trustee
Retired Partner, Pillsbury, Madison & Sutro, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Thomas M. Mistele, Asst. Secretary & Asst. Treasurer
Vice President & General Counsel, Dodge & Cox

--------------------------------------------------------------------------------
                          PREPARING FOR THE YEAR 2000
The Fund's key service providers--Dodge & Cox, the investment manager; Boston Financial Data Services Inc., the transfer agent; and State Street Bank and Trust Company, the custodian and fund accountant--are taking steps that each believes are reasonably designed to address the Year 2000 issue with respect to the systems that they use. The Fund's service providers have made significant progress in their inventory, analysis, correction and Year 2000 testing efforts across areas of operation. Industry wide tests, also known as "street tests" have enabled certain service providers to execute transactions in a Year 2000 simulation with industry service providers, such as Depository Trust Company
(DTC) and the Federal Reserve. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances to that effect. Additional information on Year 2000 preparations can be found on the Fund's web site at www.dodgeandcox.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

D O D G E & C O X                                      D O D G E & C O X
-----------------                                      -----------------
 Balanced Fund

                                                        Balanced Fund
                                                       Established 1931

                                                       -----------------

                                                       -----------------
Investment Managers
     Dodge & Cox
One Sansome Street
     35th Floor
    San Francisco,
California 94104-4443
    (415) 981-1710


For Fund literature and
information, please visit the
Funds' web site at:
www.dodgeandcox.com
or write or call:

    Dodge & Cox Funds
c/o Boston Financial Data Services
     P.O. Box 9051
        Boston,
Massachusetts 02205-9051
     (800) 621-3979
-----------------

  This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors                              First Quarter Report
in the Fund unless it is                                 March 31, 1999
accompanied by a current
prospectus.                                                  1999
-----------------                                      -----------------
                                                       -----------------
                                                       -----------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund


To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund had a total return of 2.8% in the first three months of 1999. This return was virtually identical to that of the Combined Index* for the quarter. Over the past twelve months, the Balanced Fund's total return was 3.0%, which compared to 14.2% for the Combined Index. As we discussed in some detail in our year-end shareholder letter, 1998 stock market results were driven by a relatively small group of very large companies with high valuations, generating investment returns well in excess of the market averages. The comparison of the one-year performance for the Fund continues to reflect the difficult environment in 1998 for our value-oriented equity investment approach. Longer-term results for the Fund appear on page three of this report.

At quarter-end, the Fund's $5.5 billion in assets were invested approximately 61% in common stocks, 37% in fixed-income securities and 2% in cash. This asset allocation mix was little changed from year-end 1998 and, as the name of the Fund implies, represents a "balance" between dual objectives of capital appreciation and reasonable current income. We believe that preservation of purchasing power of capital is an important goal in a long-term investment program.

Discussion of Performance

The Fund's equity portfolio performed in line with the Standard & Poor's 500 Index (S&P 500) during the quarter (5.0% total return for both, before expenses). Sectors of the portfolio which contributed strongly to the first quarter return included energy, consumer durables, retail and transportation stocks. Particularly strong individual contributors included General Motors, Citigroup, Motorola and Union Pacific. Four energy stocks in the Fund were each up more than 25% in the quarter. Stock selection was a major positive factor in the consumer products area, as the Fund's holdings in this industry (led by Sony) performed much better than those in the S&P 500 sector. Equity holdings that were weak performers included electric utilities, insurance/financial services and capital equipment stocks.

Fixed-income returns were slightly negative for the quarter due to rising interest rates. The decreases in overall bond prices were only partially offset by interest income. The fixed-income portion of the Fund performed modestly better than the Lehman Brothers Aggregate Bond Index (LBAG) in the quarter (- 0.1% and -0.5% total returns, respectively, before expenses). The best performing area of the fixed-income portfolio during the quarter was mortgage-related securities, which we have used defensively as substitutes for short and intermediate-term U.S. Treasuries. Another area of relative strength was in long-term corporate securities. Improved investor confidence in corporate earnings and in the stability of cash flows from mortgage-backed securities set the stage for a significant first quarter narrowing of yield premiums for both mortgage-related and corporate securities. The Fund's emphasis in these sectors helped relative performance.

Equity Market Risk and Opportunity

We believe that significant risk and opportunity exist side by side in the current equity market. Results for the S&P 500 in the past few years have been propelled by the largest growth stock speculation we have ever seen, and therein lies the danger. Almost 60% of the market capitalization of the S&P 500 now has an average price-to-earnings (P/E) multiple in excess of 40, which has raised the overall market P/E to its current level of 34. In comparison, the broad market's historical P/E multiple typically has been in the 15 to 20 range, even during periods of solid economic growth and low inflation such as we are experiencing now. In addition, these historically high valuations are based on earnings which themselves are at historic highs, i.e., net profit margins averaging 10% for the high-valuation companies. In order for these companies to be good investments at current valuation multiples, an investor has to assume a continuation of extremely rapid growth rates for sales and earnings for the next
five to ten years.   There is no question that many of these will continue to be very successful companies, but we believe that at current prices, many have become risky as investments.

In contrast, we believe that investment opportunity lies in a broad swath of strong companies whose profits are currently depressed due to the weak global economy, yet which have the potential for significant earnings recovery in the future. As we have discussed in previous letters, many companies which appear to us to be attractive investments can be characterized as industrial or basic materials companies with broad exposure to the global economy. Due to the near-term uncertainty of

* The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the LBAG.

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                                       1

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

--------------------------------------------------------------------------------
when (and to what degree) profitability will improve, many of these companies, in our opinion, still possess reasonable valuations (and in many cases, quite low relative valuations). P/E multiples for many of the companies in this lower-valuation tier are in a range of 15 to 25. Nearly 80% of Fund's equity portfolio is invested this lower tier of the "two-tier" market. In our view, most investors appear to be focused on the near term, i.e., the difficult operating environment that the companies currently face, without taking into consideration the potential for long-term profitability.

New Securities in the Fixed-Income Portfolio

In January and February, we purchased U.S. Treasury Inflation Protection Securities (TIPS) maturing in 2009 and 2028. We purchased these securities at real (inflation-adjusted) yields ranging from 3.71% to 3.90%. The combined purchases represented a 4.0% position in the fixed-income portion of the Fund as of quarter-end.

The U.S. Treasury began issuing TIPS in 1997 to provide an investment vehicle protected against the value-eroding effect of inflation. TIPS investors receive inflation protection through an adjustment to the principal amount they hold; this adjustment is equal to inflation as measured by changes in the consumer price index (CPI). For example, if the level of the CPI increased by 2.0%, an investor holding $1,000 par value at the beginning of the year would hold $1,020 at the end of the year. Interest payments would remain a fixed percentage of principal (3.875% for example) but the dollar amount of each interest payment would increase to reflect the higher principal amount. If the CPI were to fall (i.e., the general level of consumer prices were to decline), the par value and the interest payment would also fall; however, to protect TIPS investors from "deflation," the Treasury guarantees a payment of at least par at maturity.** Applying these principal adjustments at present yields, annual inflation need only exceed 0.8% for 30-year TIPS to provide a better return than 1-year Treasury Bills. We believe that certain factors that held inflation to a low 1.6% for 1998, such as the significant drop in oil and other commodity prices, are not likely to be repeated, suggesting the possibility of higher inflation in 1999 and beyond.

We believe that the real yield currently offered on TIPS is attractive relative to historical real yields earned by holding Treasury Bills, which, as our analysis shows, provide an appropriate comparison. The range of real yields at which we purchased TIPS for the Fund is, with the exception of the early 1980's, higher than annual inflation- adjusted returns for Treasury Bills in each of the past fifty years. We believe that TIPS' real yields are currently high due to the limited depth of the market (trading occurs infrequently compared to conventional Treasuries) and a general hesitancy to enter a nascent market where performance has suffered due to rising real yields.

In Closing

In the midst of a stock market that has speculative elements-equity valuations that, to our knowledge, have no historical parallel-one has to remain patient. We believe there are significant opportunities in the current market for the value- oriented stock and bond investor. Our team and investment approach remain the same-thorough fundamental analysis, combined with a strong price discipline and a long-term time horizon. We are holding to the principles that have served our clients well for decades.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.


                                             For the Board of Trustees,

                                             /s/ Harry R. Hagey
                                             ------------------------
April 30, 1999                               Harry R. Hagey, Chairman


** The Fund's yield and share price are not guaranteed and may vary with market conditions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Objective      The Fund seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Strategy The Fund invests in a diversified portfolio of common stocks, preferred stocks and bonds.

               Stocks: The Fund invests in well-established companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. The Fund will hold no more than 75% of its total assets in stocks.

               Bonds: Dodge & Cox constructs a diversified portfolio of high-quality bonds, while striving to maintain the fixed-income yield higher than that of the broad bond market. Fixed-income investments include investment-grade: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others.


Ten Years of Investment Performance                       through March 31, 1999
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                                 COMBINED       BALANCED
                                S&P 500             LBAG           INDEX         FUND
                             --------------     ------------    ----------    -----------
04/01/1989                       $10,000           $10,000        $10,000       $10,000
03/31/1990                       $11,928           $11,233        $11,665       $11,619
03/31/1991                       $13,643           $12,685        $13,309       $13,026
03/31/1992                       $15,149           $14,130        $14,826       $14,431
03/31/1993                       $17,454           $16,009        $16,975       $16,904
03/31/1994                       $17,712           $16,386        $17,293       $18,156
03/31/1995                       $20,467           $17,204        $19,241       $20,230
03/31/1996                       $27,036           $19,058        $23,699       $24,747
03/31/1997                       $32,395           $19,992        $26,967       $27,859
03/31/1998                       $47,936           $22,391        $35,798       $35,585
03/31/1999                       $56,777           $23,840        $40,873       $36,637

Average annual total return for
periods ended March 31, 1999                     1 Year       5 Years       10 Years      20 Years
---------------------------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                         2.97%        15.07%        13.86%        14.09%
Combined Index                                   14.18         18.78         15.13         14.82
S&P 500                                          18.44         26.24         18.97         17.62
Lehman Brothers Aggregate Bond Index (LBAG)       6.48          7.79          9.08         10.03

The chart covers the period from April 1, 1989 to March 31, 1999. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the S&P 500, the LBAG and the combined Index. The S&P 500 and LBAG are widely recognized, unmanaged indices of common stock and U.S. dollar-denominated, investment-grade fixed-income securities, respectively. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the LBAG. The Fund may, however, invest up to 75% of its total assets in stocks. The Fund's total returns include the reinvestment of dividend and capital gain distributions. Index returns include dividends and/or interest income, and unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Fund Information                                                  March 31, 1999
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $65.81
Total Net Assets (millions)                                            $5,476
30 Day SEC Yield/1/                                                      3.13%
1998 Expense Ratio                                                       0.54%
1998 Portfolio Turnover                                                    26%
Fund Inception Date                                                      1931

Investment Manager:  Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 21 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 13 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Bonds:                                                                   36.7%
Stocks:                                                                  60.8%
Short-Term Investments:                                                   2.5%

Stock Portfolio (60.8% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                           76
Median Market Capitalization                                     $7.6 billion
Price to Earnings Ratio/2/                                               20.1x
Price to Book Value                                                       2.3x
Foreign Stocks/3/ (as percentage of Fund)                                   8%

Five Largest Sectors                                                % of Fund
--------------------------------------------------------------------------------
Energy                                                                    7.5
Electronics & Computer                                                    6.3
Banking                                                                   5.7
Consumer Products                                                         4.5
Transportation                                                            4.5

Ten Largest Stock Holdings                                          % of Fund
--------------------------------------------------------------------------------
General Motors                                                            2.0
FDX Corp.                                                                 1.9
Union Pacific                                                             1.8
Pharmacia & Upjohn                                                        1.8
Alcoa                                                                     1.7
Motorola                                                                  1.7
Kmart                                                                     1.7
Citigroup                                                                 1.6
News Corp. Ltd., ADR                                                      1.4
Dow Chemical                                                              1.4

Bond Portfolio (36.7% of Fund)
--------------------------------------------------------------------------------
Number of Bonds                                                           126
Average Quality                                                           AA+
Average Maturity                                                   10.1 years
Effective Duration                                                 4.38 years

Moody's/Standard & Poor's Quality Ratings                           % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                    22.0
Aaa/AAA                                                                   1.5
Aa/AA                                                                     0.1
A/A                                                                       7.9
Baa/BBB                                                                   5.2
Ba/BB                                                                     0.0

Sector Breakdown                                                    % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                       8.1
Federal Agency CMO and REMIC                                              8.5
Federal Agency Mortgage Pass-Through                                      5.4
Asset-Backed                                                              1.1
Corporate                                                                11.9
Foreign (U.S. Dollar-denominated)                                         1.7

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit

/1/ An annualization of the Fund's total net investment income per share for the
    30-day period ended on the last day of the month.
/2/ Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
/3/ All U.S. Dollar-denominated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Portfolio of Investments                                          March 31, 1999
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS:                                                            59.4%

CONSUMER:                                                                 13.2%
CONSUMER PRODUCTS:                                                         4.5%
        Matsushita Electric Industrial Co., Ltd. ADR...................    1.3
        Sony Corp. ADR.................................................    1.3
        Fort James Corp................................................    0.8
        Bausch & Lomb, Inc.............................................    0.7
        Dole Food Co., Inc.............................................    0.4

CONSUMER DURABLES:                                                         3.8%
        General Motors Corp............................................    2.0
        Whirlpool Corp.................................................    0.9
        Ford Motor Co..................................................    0.9

RETAIL AND DISTRIBUTION:                                                   3.7%
        Kmart Corp.....................................................    1.7
        Nordstrom, Inc.................................................    0.9
        Genuine Parts Co...............................................    0.6
        Dillard's, Inc. Class A........................................    0.5
        Fleming Cos., Inc..............................................    0.0

MEDIA, PRINTING, AND ENTERTAINMENT:                                        1.2%
        R.R. Donnelley & Sons Co.......................................    0.8
        Dow Jones & Co.................................................    0.4

FINANCE:                                                                   9.1%
BANKING:                                                                   5.7%
        Citigroup, Inc.................................................    1.6
        Golden West Financial Corp.....................................    1.1
        Republic New York Corp.........................................    1.1
        BankAmerica Corp...............................................    1.1
        Wells Fargo & Co...............................................    0.8

INSURANCE AND FINANCIAL SERVICES:                                          3.4%
        American Express Co............................................    1.1
        The St. Paul Cos., Inc.........................................    0.9
        Loews Corp.....................................................    0.9
        Chubb Corp.....................................................    0.5

BASIC INDUSTRY:                                                            9.1%
METALS AND MINING:                                                         3.0%
        Alcoa, Inc.....................................................    1.7
        Rio Tinto PLC..................................................    1.2
        Rio Tinto Ltd..................................................    0.1

PAPER AND FOREST PRODUCTS:                                                 2.8%
        Weyerhaeuser Co................................................    1.1
        Champion International Corp....................................    0.9
        International Paper Co.........................................    0.5
        Boise Cascade Corp.............................................    0.3

CHEMICALS:                                                                 2.8%
        Dow Chemical Co................................................    1.4
        Eastman Chemical Co............................................    0.5
        Union Carbide Corp.............................................    0.4
        Nalco Chemical Co..............................................    0.3
        Lubrizol Corp..................................................    0.1
        NOVA Chemicals Corp............................................    0.1

GENERAL MANUFACTURING:                                                     0.5%
        Archer Daniels Midland Co......................................    0.5

ENERGY:                                                                    7.5%
        Amerada Hess Corp..............................................    1.1
        Phillips Petroleum Co..........................................    1.0
        Baker Hughes, Inc..............................................    0.9
        Chevron Corp...................................................    0.9
        Occidental Petroleum Corp......................................    0.8
        Unocal Corp....................................................    0.8
        Union Pacific Resources Group, Inc.............................    0.6
        Royal Dutch Petroleum Co.......................................    0.6
        Schlumberger Ltd...............................................    0.5
        BP Amoco PLC ADR...............................................    0.3

ELECTRONICS AND COMPUTER:                                                  6.3%
        Motorola, Inc..................................................    1.7
        NCR Corp.......................................................    1.2
        Electronic Data Systems........................................    1.2
        Hewlett-Packard Co.............................................    1.2
        National Semiconductor Corp....................................    0.4
        Adobe Systems, Inc.............................................    0.4
        Sybase, Inc....................................................    0.1
        Storage Technology Corp........................................    0.1

TRANSPORTATION:                                                            4.5%
        FDX Corp.......................................................    1.9
        Union Pacific Corp.............................................    1.8
        Canadian Pacific Ltd...........................................    0.8

CAPITAL EQUIPMENT:                                                         3.2%
        Deere & Co.....................................................    1.2
        Caterpillar, Inc...............................................    0.8
        Lockheed Martin Corp...........................................    0.8
        Fluor Corp.....................................................    0.4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Portfolio of Investments                                          March 31, 1999
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS (Continued)

ELECTRIC AND GAS UTILITIES:                                                2.4%
        Central & South West Corp.....................................     0.7
        Texas Utilities Co............................................     0.6
        FPL Group, Inc................................................     0.5
        Wisconsin Energy Corp.........................................     0.4
        TransCanada PipeLines Ltd.....................................     0.2

HEALTHCARE AND PHARMACEUTICAL:                                             2.0%
        Pharmacia & Upjohn, Inc.......................................     1.8
        First Health Group Corp.......................................     0.2

DIVERSIFIED TECHNOLOGY:                                                    1.8%
        Corning, Inc..................................................     0.6
        Xerox Corp....................................................     0.6
        Raychem Corp..................................................     0.4
        Unova, Inc....................................................     0.2

REAL ESTATE INVESTMENT TRUST:                                              0.3%
        Equity Residential Properties Trust...........................     0.3

PREFERRED STOCKS:                                                          1.4%
CONSUMER:                                                                  1.4%
        News Corp. Ltd., Limited Voting Ordinary Shares ADR...........     1.4

BONDS:                                                                    36.7%

U.S. TREASURY AND GOV'T AGENCY:                                            8.1%

FEDERAL AGENCY CMO* AND REMIC**:                                           8.5%

FEDERAL AGENCY MTG. PASS-THROUGH:                                          5.4%

ASSET-BACKED SECURITIES:                                                   1.1%
        CA Infrastructure and Econ. Dev. Bank SP Trust PGE-1
         Rate Reduction Ctf. 1997-1 A-5 6.25%, 6/25/2004..............     0.7
        CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
         Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008..............     0.4

CORPORATE:                                                                11.9%
INDUSTRIAL:                                                                6.2%
        Raytheon Co., various securities..............................     1.2
        Lockheed Martin Corp., various securities.....................     1.1
        J.E. Seagram & Sons, Inc. 6.80%, 12/15/2008...................     0.8
        Time Warner Entertainment 8.375%, 7/15/2033...................     0.7
        Dayton Hudson Corp., various securities.......................     0.7
        Raychem Corp. 7.20%, 10/15/2008...............................     0.6
        May Department Stores, various securities.....................     0.6
        Walt Disney Co. 7.55%, 7/15/2093..............................     0.4
        Union Camp Corp. 9.25%, 2/1/2011..............................     0.1

FINANCE:                                                                   4.4%
        GMAC, various securities......................................     1.1
        Golden West Financial, various securities.....................     0.7
        Norwest Corp., various securities.............................     0.5
        J.P. Morgan Capital Trust I 7.54%, 1/15/2027..................     0.5
        BankAmerica Capital II 8.00%, 12/15/2026......................     0.4
        Citicorp Capital Trust I 7.933%, 2/15/2027....................     0.4
        Hartford Financial Services Group, various securities.........     0.3
        Safeco Corp. 6.875%, 7/15/2007................................     0.3
        CIGNA Corp., various securities...............................     0.1
        First Nationwide Bank 10.00%, 10/1/2006.......................     0.1
        Barclays No. American Capital 9.75%, 5/15/2021................     0.0

TRANSPORTATION:                                                            1.3%
        Union Pacific Corp. 6.33%, 1/2/2020...........................     0.9
        Consolidated Rail Corp., various securities...................     0.4

UTILITIES:                                                                 0.0%
        Idaho Power Co. 1st Mtg. 9.50%, 1/1/2021......................     0.0

FOREIGN (U.S. DOLLAR-DENOMINATED):                                         1.7%
CANADIAN CORPORATE:                                                        1.3%
        Hydro-Quebec, various securities..............................     0.9
        Canadian Pacific Ltd. 9.45%, 8/1/2021.........................     0.2
        Canadian National Railway Co. 6.80%, 7/15/2018................     0.2

INTERNATIONAL AGENCY:                                                      0.4%
        Inter-American Development Bank 7.125%, 3/15/2023.............     0.3
        European Investment Bank 10.125%, 10/1/2000...................     0.1

SHORT-TERM INVESTMENTS:                                                    3.7%

OTHER ASSETS LESS LIABILITIES:                                            (1.2)%

TOTAL NET ASSETS:                                                        100.0 %

*  CMO:   Collaterized Mortgage Obligation
** REMIC: Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

W. Timothy Ryan, Treasurer, Secretary & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Frank H. Roberts, Trustee
Retired Partner, Pillsbury, Madison & Sutro, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Thomas M. Mistele, Asst. Secretary & Asst. Treasurer
Vice President & General Counsel, Dodge & Cox

--------------------------------------------------------------------------------
                          PREPARING FOR THE YEAR 2000
The Fund's key service providers--Dodge & Cox, the investment manager; Boston Financial Data Services Inc., the transfer agent; and State Street Bank and Trust Company, the custodian and fund accountant-are taking steps that each believes are reasonably designed to address the Year 2000 issue with respect to the systems that they use. The Fund's service providers have made significant progress in their inventory, analysis, correction and Year 2000 testing efforts across areas of operation. Industry-wide tests, also known as "street tests" have enabled certain service providers to execute transactions in a Year 2000 simulation with industry service providers, such as Depository Trust Company
(DTC) and the Federal Reserve. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances to that effect. Additional information on Year 2000 preparations can be found on the Fund's web site at www.dodgeandcox.com.
--------------------------------------------------------------------------------

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

D O D G E & C O X                                           D O D G E & C O X
-----------------                                           -----------------
 Income Fund
                                                              Income Fund
                                                            Established 1989

                                                            -----------------

                                                            -----------------
Investment Managers
    Dodge & Cox
One Sansome Street
    35th Floor
   San Francisco,
California 94104-4443
   (415) 981-1710


For Fund literature and
Information, please
visit the Funds' web site at:
www.dodgeandcox.com
or write or call:

   Dodge & Cox Funds
c/o Boston Financial Data Services
    P.O. Box 9051
       Boston,
Massachusetts 02205-9051
     (800) 621-3979
-----------------

  This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors                                   First Quarter Report
in the Fund unless it is                                      March 31, 1999
accompanied by a current
prospectus.                                                       1999
----------------                                            -----------------
                                                            -----------------
                                                            -----------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund


To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of -0.3% for the quarter ended March 31, 1999 compared to a total return of -0.5% for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based, unmanaged index composed of investment-grade fixed-income securities. Average annual returns for longer time periods are summarized on page three of this report.

Interest Rates Rise on Signs of Continued Economic Strength

Interest rates rose in the first quarter, with intermediate and long-term U.S. Treasuries experiencing higher yield increases than shorter maturities. The yield on the benchmark 30-year U.S. Treasury rose 53 basis points to 5.62% (one basis point is equal to 1/100 of 1%). Yields on benchmark two-year and five-year U.S. Treasuries rose 44 and 56 basis points, respectively, ending the quarter at 4.98% and 5.10%. The rise in rates followed reports of continued strong growth in the U.S. economy, despite third and fourth quarter turbulence in foreign markets. A revised report for gross domestic product, released in February, showed a fourth quarter annualized increase of 6.1%; meanwhile, unemployment, at 4.3%, remained at a 29-year low.

Price declines due to higher yields offset income earned to produce slightly negative total returns for the first quarter; nevertheless, the Fund moderately outperformed the LBAG for the period. The Fund's slightly lower sensitivity to interest rate changes, as measured by its effective duration relative to the LBAG, contributed to the outperformance. The Fund also benefited from a moderately higher yield than the Index. Finally, improved investor confidence in corporate earnings and mortgage cash flow stability set the stage for a significant first quarter narrowing of yield premiums for both mortgage-related and corporate securities. The Fund's emphasis in these sectors benefited relative performance.

Yield Premiums Narrow as Fears of Domestic Slowdown Recede

In our previous letter we highlighted the purchase of J.E. Seagram & Sons 20-year debentures in early December. These securities were purchased at a yield premium of 240 basis points to comparable U.S. Treasuries. We believed that the yield premium, in line with highs from the previous recession, was inconsistent with strong company fundamentals. We purchased these securities for the Fund after a careful review of the creditworthiness of the issuer and the structure of the security. As general anxiety over corporate earnings subsided amidst signs of persistent economic growth, this yield premium fell from 225 at year-end to 164 basis points by the end of the first quarter.

Yield premiums also fell dramatically in the mortgage sector. In December we purchased a 4.2% position in FHLMC Series 2102 Class TK at a yield premium of 128 basis points to comparable U.S. Treasuries. This security is a Federal agency-guaranteed* collateralized mortgage obligation (CMO) backed by 6.6%-rate mortgages and is structured to provide stable cash flows within a range of borrower prepayment speeds. As mortgage rates appeared to stabilize, investors perceived greater certainty in the timing of mortgage cash flows. The March 31, 1999 valuation for these securities was at a yield premium of 85 basis points to comparable U.S. Treasuries.

New Securities in the Portfolio

In January and February we purchased two U.S. Treasury Inflation Protection Securities (TIPS) maturing in 2009 and 2028. We purchased these securities at real (inflation-adjusted) yields ranging from 3.71% to 3.90%. The combined purchases represented a 4.0% position in the Fund as of quarter-end.

The U.S. Treasury began issuing TIPS in 1997 to provide an investment vehicle protected against the value-eroding effect of inflation. TIPS investors receive inflation protection through an adjustment to the principal amount they

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D o d g e & C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

hold; this adjustment is equal to inflation as measured by changes in the consumer price index (CPI). For example, if the level of the CPI increased by 2.0%, an investor holding $1,000 par value at the beginning of the year would hold $1,020 at the end of the year. Interest payments would remain a fixed percentage of principal (3.875% for example) but the dollar amount of each interest payment would increase to reflect the higher principal amount. If the CPI were to fall (the general level of consumer prices were to decline), the par value and the interest payment would also fall; however, to protect TIPS investors from "deflation," the Treasury guarantees a payment of at least par at maturity.* Applying these principal adjustments at present yields, annual inflation need only exceed 0.8% for 30-year TIPS to provide a better return than 1-year Treasury Bills. We believe that certain factors that held inflation to a low 1.6% for 1998, such as the significant drop in oil and other commodity prices, are not likely to be repeated, suggesting the possibility of higher inflation in 1999 and beyond.

We believe that the real yield currently offered on TIPS is attractive relative to historical real yields earned by holding Treasury Bills, which, as our analysis shows, provide an appropriate comparison. The range of real yields at which we purchased TIPS for the Fund is, with the exception of the early 1980's, higher than annual inflation-adjusted returns for Treasury Bills in each of the past fifty years. We believe that TIPS' real yields are currently high due to the limited depth of the market (trading occurs infrequently compared to conventional Treasuries) and a general hesitancy to enter a nascent market where performance has suffered due to rising real yields.

In Closing

Our fixed-income portfolio team works together on a continual basis to formulate investment strategy and make specific investment decisions based on fundamental and relative value analysis. This ongoing process is applied to new types of fixed-income securities as well. We will continue to employ thorough fundamental research of investment ideas in our efforts to identify investment opportunities with attractive long-term total return potential.

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.


                              For the Board of Trustees,


                              /s/ Harry R. Hagey
                              -----------------------------
April 30, 1999                Harry R. Hagey, Chairman



                              /s/ A. Horton Shapiro
                              -----------------------------
                              A. Horton Shapiro, Executive Vice President

* The Fund's yield and share price are not guaranteed and may vary with market conditions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e & C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Objective     The Fund seeks a high and stable rate of current income,
              consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund invests in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others rated A or better by either S&P or Moody's.

              The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, Dodge & Cox will consider many factors, including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

Ten Years of Investment Performance                       through March 31, 1999
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                     INCOME
                                     LBAG             FUND
                                   --------         --------
04/01/1989                         $10,000           $10,000
03/31/1990                         $11,233           $11,048
03/31/1991                         $12,685           $12,447
03/31/1992                         $14,130           $13,978
03/31/1993                         $16,009           $16,044
03/31/1994                         $16,386           $16,649
03/31/1995                         $17,204           $17,472
03/31/1996                         $19,058           $19,499
03/31/1997                         $19,992           $20,474
03/31/1998                         $22,391           $23,020
03/31/1999                         $23,840           $24,455

Average annual total return for
periods ended March 31, 1999                      1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
 Dodge & Cox Income Fund                           6.23%      7.98%       9.35%
 Lehman Brothers Aggregate Bond Index (LBAG)       6.48       7.79        9.08

The chart covers the period from April 1, 1989 to March 31, 1999. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the LBAG. The LBAG is a widely recognized, unmanaged index of U.S. dollar-denominated investment grade fixed-income securities. The Fund's total returns include the reinvestment of dividend and capital gain distributions. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

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                                       3

                               D o d g e & C o x
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                                  Income Fund

Fund Information                                                  March 31, 1999
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                               $12.00
Total Net Assets (millions)                                             $  954
30 Day SEC Yield*                                                         5.97%
1998 Expense Ratio                                                        0.47%
1998 Portfolio Turnover                                                     35%
Fund Inception Date                                                       1989

Investment Manager:  Dodge & Cox, San Francisco.
Managed by the Fixed-Income Strategy Committee, whose ten members' average tenure at Dodge & Cox is 13 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 21 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Bonds:                                                                    96.7%
Short-Term Investments:                                                    3.3%

Bond Characteristics
--------------------------------------------------------------------------------
Number of Bonds                                                            100
Average Quality                                                            AA+
Average Maturity                                                    10.5 years
Effective Duration                                                  4.27 years

Moody's/Standard & Poor's
Quality Ratings                                                      % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                     58.7
Aaa/AAA                                                                    4.5
Aa/AA                                                                      0.2
A/A                                                                       20.3
Baa/BBB                                                                   13.0
Ba/BB                                                                      0.0
Short-Term Investments                                                     3.3

Sector Breakdown                                                     % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                       19.1
Federal Agency CMO and REMIC+                                             22.9
Federal Agency Mortgage Pass-Through                                      16.7
Asset-Backed                                                               3.1
Corporate                                                                 30.6
Foreign (U.S. Dollar-denominated)                                          4.3
Short-Term Investments                                                     3.3

+Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------
Maturity Breakdown                                                   % of Fund
-------------------------------------------------------------------------------
0-1 Years to Maturity                                                     11.6
1-5                                                                       36.3
5-10                                                                      22.3
10-15                                                                      7.2
15-20                                                                      6.6
20-25                                                                      4.1
25 and Over                                                               11.9

/*/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

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--------------------------------------------------------------------------------
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                                       4

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Portfolio of Investments                                          March 31, 1999
--------------------------------------------------------------------------------
                                                              Percentage of Fund
BONDS:                                                                    96.7%

U.S. TREASURY AND GOV'T AGENCY:                                           19.1%

FEDERAL AGENCY CMO* AND REMIC**:                                          22.9%

FEDERAL AGENCY MTG. PASS-THROUGH:                                         16.7%

ASSET-BACKED SECURITIES:                                                   3.1%
        ComEd Transitional Funding TrustNotes Series 1998
        Class A-2 5.29%, 6/25/2003..................................       1.4
        CA Infrastructure and Econ. Dev. Bank SP Trust PGE-1
        Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008.............       1.1
        CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
        Rate Reduction Ctf. 1997-1 A-2 6.14%, 3/25/2002.............       0.6

CORPORATE:                                                                30.6%
INDUSTRIAL:                                                               15.3%
        Raytheon Co., various securities............................       2.4
        Lockheed Martin Corp., various securities...................       2.2
        J.E. Seagram & Sons, Inc. 7.50%, 12/15/2018.................       2.1
        Raychem Corp. 7.20%, 10/15/2008.............................       2.1
        Time Warner Entertainment Sr. Debentures 8.375%, 7/15/2033..       2.0
        Walt Disney Co. Debentures 7.55%, 7/15/2093.................       1.7
        May Department Stores, various securities...................       1.4
        Dayton Hudson Corp., 9.00%, 10/1/2021.......................       1.1
        Union Camp Corp. Debentures 9.25%, 2/1/2011.................       0.3

FINANCE:                                                                  11.5%
        GMAC, various securities....................................       2.7
        Ford Motor Credit Co. 7.20%, 6/15/2007......................       2.2
        Norwest Corp., various securities...........................       2.0
        Hartford Financial Services Group, various securities.......       1.6
        J.P. Morgan Capital Trust I 7.54%, 1/15/2027................       0.7
        BankAmerica Capital II 8.00%, 12/15/2026....................       0.6
        Citicorp Capital Trust I 7.933%, 2/15/2027..................       0.6
        First Nationwide Bank 10.00%, 10/1/2006.....................       0.5
        Citicorp Capital Trust II 8.015%, 2/15/2027.................       0.3
        Barclays No. American Capital 9.75%, 5/15/2021..............       0.2
        CIGNA Corp. 7.65%, 3/1/2023.................................       0.1

TRANSPORTATION:                                                            3.6%
        Union Pacific Corp., various securities.....................       2.8
        Consolidated Rail Corp. 9.75%, 6/15/2020....................       0.8
        Norfolk & Western Railroad Equip. Tr. 10.125%, 7/1/2000.....       0.0

UTILITIES:                                                                 0.2%
        Idaho Power Co. 1st Mtg. Bonds 9.50%, 1/1/2021...............      0.2

FOREIGN (U.S. DOLLAR-DENOMINATED):                                         4.3%

CANADIAN CORPORATE:                                                        2.9%
        Hydro-Quebec, various securities............................       2.0
        Canadian Pacific Ltd. 9.45%, 8/1/2021.......................       0.9

INTERNATIONAL AGENCY:                                                      1.4%
        Inter-American Development Bank 7.125%, 3/15/2023...........       0.9
        European Investment Bank 10.125%, 10/1/2000.................       0.5

SHORT-TERM INVESTMENTS:                                                    2.1%

OTHER ASSETS LESS LIABILITIES:                                             1.2%

TOTAL NET ASSETS:                                                        100.0%

 *  CMO: Collateralized Mortgage Obligation
 ** REMIC: Real Estate Mortgage Investment Conduit

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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                                  Income Fund








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

                             D o d g e  &  C o x
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                                  Income Fund

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

W. Timothy Ryan, Treasurer, Secretary & Trustee
Senior Vice President,Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Frank H. Roberts, Trustee
Retired Partner, Pillsbury, Madison & Sutro, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Thomas M. Mistele, Asst. Secretary & Asst. Treasurer
Vice President & General Counsel, Dodge & Cox

--------------------------------------------------------------------------------
                          PREPARING FOR THE YEAR 2000
The Fund's key service providers--Dodge & Cox, the investment manager; Boston Financial Data Services Inc., the transfer agent; and State Street Bank and Trust Company, the custodian and fund accountant--are taking steps that each believes are reasonably designed to address the Year 2000 issue with respect to the systems that they use. The Fund's service providers have made significant progress in their inventory, analysis, correction and Year 2000 testing efforts across areas of operation. Industry-wide tests, also known as "street tests" have enabled certain service providers to execute transactions in a Year 2000 simulation with industry service providers, such as Depository Trust Company
(DTC) and the Federal Reserve. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances to that effect. Additional information on Year 2000 preparations can be found on the Fund's web site at www.dodgeandcox.com.

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